SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2014

Well Power, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53985	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Katy Freeway-Suite #910 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 973-5738

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Premier Venture

On August 26, 2014, the Company entered into an Equity Purchase Agreement and Registration Rights Agreement with Premier Venture Partners, LLC “Premier”) whereby Premier is obligated, providing the Company has met certain conditions including the filing of a Form S-1 Registration Statement for the shares to be acquired, to purchase up to Ten Million Dollars ($10,000,000) of the Company’s common stock at the rates set forth in the Equity Purchase Agreement. Under the Equity Purchase Agreement the shares are purchased at the discretion of the Company by issuing a Put Notice when funds are needed.

The foregoing description of the Equity Purchase Agreement and Registration Rights Agreement is qualified in its entirety by reference to the full text of the Equity Purchase Agreement and Registration Rights Agreement, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

Macallan Partners

On August 21, 2014, the Company entered into a convertible debenture (the “Debenture”) with Macallan Partners, LLC (“Macallan”) pursuant to which the Company borrowed $133,000. As of August 26, 2014, the Company received $120,006 with $12,994 retained by Macallan through an original issue discount.

Interest under the Debenture is 2% per annum, and the principal and all accrued but unpaid interest is due on January 15, 2015. The Debenture is convertible at any time at Macallan’s option into shares of the Company’s common stock at a variable conversion price of 45% of the lowest traded price during the 15 days prior to the notice of conversion, subject to adjustment as described in the Debenture.

The holder’s ability to convert the Debenture, however, is limited in that it will not be permitted to convert any portion of the Debenture if the number of shares of the Company’s common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 4.99% of our outstanding shares of common stock.

During the first 180 days following the date of the note the Company has the right to prepay the principal and accrued but unpaid interest due under the Debenture, together with any other amounts we may owe the holder under the terms of the note, at a graduating premium ranging from 125% to 150%. After this initial 180 day period, the Company does not have a right to prepay the Debenture.

The foregoing description of the Debenture is qualified in its entirety by reference to the full text of the Debenture, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference.

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Iconic Holdings

On August 6, 2014, the Company entered into a Note Purchase Agreement and $275,000 10% Convertible Promissory Note (the “Iconic Note”) with Iconic Holdings, LLC (“Iconic”). As of August 14, 2014 the Company received $100,000 with $10,000 retained by Iconic through an original issue discount. Under the terms of the Iconic Note, the Company will receive principal in one or more installments with a Maturity Date for the Note of July 29, 2015. Iconic shall have the right to convert any unpaid sums into common stock of the Company at the rate of the lesser of $.08 per share or 55% of the lowest trade reported in the 15 days prior to date of conversion, subject to adjustment as described in the note.

During the first 180 days following the date of the note the Company has the right to prepay the principal and accrued but unpaid interest due under the Iconic Note, together with any other amounts we may owe the holder under the terms of the Iconic Note, at a graduating premium ranging from 125% to 135%. After this initial 180 day period, the Company does not have a right to prepay the note.

The holder’s ability to convert the Iconic Note, however, is limited in that it will not be permitted to convert any portion of the note if the number of shares of the Company’s common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 9.99% of our outstanding shares of common stock.

The foregoing description of the Note Purchase Agreement and the Iconic Note is qualified in its entirety by reference to the full text of the Note Purchase Agreement and Iconic Note, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

Tarpon Bay Partners

On July 23, 2014, the Company entered into a $25,000 10% Convertible Promissory Note (the “Tarpon Note”) with Tarpon Bay Partners, LLC (“Tarpon”). Under the terms of the Tarpon Note, all principal and interest matures on January 30, 2015. Tarpon shall have the right to convert any unpaid sums into common stock of the Company at the rate of 50% of the lowest closing bid price reported in the 20 days prior to date of conversion, subject to adjustment as described in the note.

The holder’s ability to convert the note, however, is limited in that it will not be permitted to convert any portion of the note if the number of shares of the Company’s common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 9.99% of our outstanding shares of common stock.

The foregoing description of the Tarpon Note is qualified in its entirety by reference to the full text of the Tarpon Note, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference.

Maller

On July 25, 2014, the Company entered into a $10,000 8% Convertible Promissory Note (the “Maller Note”) with Melvyn Maller. Under the terms of the Maller Note, all principal and interest matures on July 25, 2015. Maller shall have the right to convert any unpaid sums into common stock of the Company at the rate of the lesser of $.09 per share or 50% of the lowest trade reported in the 10 days prior to date of conversion, subject to adjustment as described in the note.

The holder’s ability to convert the note, however, is limited in that it will not be permitted to convert any portion of the note if the number of shares of the Company’s common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 4.99% of our outstanding shares of common stock.

The foregoing description of the Maller Note is qualified in its entirety by reference to the full text of the Maller Note, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The investors represented to us that they are accredited investors. We believe that the investors had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.1 Equity Purchase Agreement

10.2 Registration Rights Agreement

10.3 Convertible Debenture

10.4 Note Purchase Agreement

10.5 Convertible Promissory Note

10.6 Convertible Promissory Note

10.7 Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Well Power, Inc.

/s/ Dan Patience

Dan Patience

President

Date: August 27, 2014

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